Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	First Quarter
	2021	2020
NET SALES	$4,197.1	$3,129.4
COSTS AND EXPENSES
Cost of sales	2,632.8	2,106.3
Gross profit	1,564.3	1,023.1
% of Net Sales	37.3%	32.7%
Selling, general and administrative	852.9	748.5
% of Net Sales	20.3%	23.9%
Operating profit	711.4	274.6
% of Net sales	16.9%	8.8%
Other - net	59.0	74.9
Loss on sale of business	1.0	—
Restructuring charges	2.3	3.9
Income from operations	649.1	195.8
Interest - net	44.6	49.6
EARNINGS BEFORE INCOME TAXES AND EQUITY INTEREST	604.5	146.2
Income taxes	119.5	12.9
NET EARNINGS BEFORE EQUITY INTEREST	485.0	133.3
Share of net earnings (losses) of equity method investment	1.8	(0.2)
NET EARNINGS	486.8	133.1
Less: Net losses attributable to non-controlling interests	(0.6)	(0.1)
NET EARNINGS ATTRIBUTABLE TO STANLEY BLACK & DECKER, INC.	487.4	133.2
Less: Preferred stock dividends	9.4	—
NET EARNINGS ATTRIBUTABLE TO COMMON SHAREOWNERS	$478.0	$133.2

EARNINGS PER SHARE OF COMMON STOCK
Basic	$3.04	$0.89
Diluted	$2.98	$0.88
DIVIDENDS PER SHARE OF COMMON STOCK	$0.70	$0.69
WEIGHTED-AVERAGE SHARES OUTSTANDING (in thousands)
Basic	157,490	150,330
Diluted	160,220	151,903

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	April 3, 2021	January 2, 2021
ASSETS
Cash and cash equivalents	$949.2	$1,381.0
Accounts and notes receivable, net	1,994.8	1,512.2
Inventories, net	3,137.4	2,737.4
Other current assets	441.6	405.4
Total current assets	6,523.0	6,036.0
Property, plant and equipment, net	2,016.5	2,053.8
Goodwill and other intangibles, net	13,965.2	14,093.5
Other assets	1,371.3	1,383.0
Total assets	$23,876.0	$23,566.3
LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$0.8	$1.5
Accounts payable	2,653.2	2,446.4
Accrued expenses	1,924.4	2,110.4
Total current liabilities	4,578.4	4,558.3
Long-term debt	4,245.7	4,245.4
Other long-term liabilities	3,647.1	3,696.2
Stanley Black & Decker, Inc. shareowners’ equity	11,401.8	11,059.6
Non-controlling interests’ equity	3.0	6.8
Total liabilities and shareowners' equity	$23,876.0	$23,566.3

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

		First Quarter
		2021	2020
	OPERATING ACTIVITIES
	Net earnings	$486.8	$133.1
	Depreciation and amortization	144.0	141.1
	Loss on sale of business	1.0	—
	Share of net (earnings) losses of equity method investment	(1.8)	0.2
	Changes in working capital[1]	(720.4)	(512.7)
	Other	(67.4)	(166.9)
	Net cash used in operating activities	(157.8)	(405.2)
	INVESTING AND FINANCING ACTIVITIES
	Capital and software expenditures	(88.3)	(82.9)
	Business acquisitions, net of cash acquired	(0.2)	(1,302.4)
	Purchases of investments	(7.0)	(6.5)
	Net investment hedge settlements	(52.6)	24.4
	Proceeds from debt issuances, net of fees	—	1,486.4
	Stock purchase contract fees	(9.8)	(20.1)
	Net short-term (repayments) borrowings	(0.7)	1,351.9
	Proceeds from issuances of common stock	64.1	44.6
	Purchases of common stock for treasury	(14.9)	(9.0)
	Craftsman deferred purchase price	—	(250.0)
	Craftsman contingent consideration	(7.0)	—
	Termination of forward starting interest rate swaps	—	(20.5)
	Cash dividends on common stock	(110.1)	(105.6)
	Cash dividends on preferred stock	(9.4)	—
	Effect of exchange rate changes on cash	(38.9)	(22.6)
	Other	(7.0)	1.2
	Net cash (used in) provided by investing and financing activities	(281.8)	1,088.9
	(Decrease) increase in cash, cash equivalents and restricted cash	(439.6)	683.7
	Cash, cash equivalents and restricted cash, beginning of period	1,398.3	314.6
	Cash, cash equivalents and restricted cash, end of period	$958.7	$998.3
	Free Cash Flow Computation[2]
	Net cash used in operating activities	$(157.8)	$(405.2)
	Less: capital and software expenditures	(88.3)	(82.9)
	Free cash flow (before dividends)	$(246.1)	$(488.1)

	Reconciliation of Cash, Cash Equivalents and Restricted Cash
		April 3, 2021	January 2, 2021
	Cash and cash equivalents	$949.2	$1,381.0
	Restricted cash included in Other current assets	9.5	17.3
	Cash, cash equivalents and restricted cash	$958.7	$1,398.3

[1]	Working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.
[2]	Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners, and is useful information for investors. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common and preferred stock and business acquisitions, among other items.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	First Quarter
	2021	2020
NET SALES
Tools & Storage	$3,062.9	$2,070.8
Industrial	657.7	590.7
Security	476.5	467.9
Total	$4,197.1	$3,129.4
SEGMENT PROFIT
Tools & Storage	$651.3	$234.8
Industrial	101.2	67.8
Security	34.6	20.9
Segment Profit	787.1	323.5
Corporate Overhead	(75.7)	(48.9)
Total	$711.4	$274.6
Segment Profit as a Percentage of Net Sales
Tools & Storage	21.3%	11.3%
Industrial	15.4%	11.5%
Security	7.3%	4.5%
Segment Profit	18.8%	10.3%
Corporate Overhead	(1.8)%	(1.6)%
Total	16.9%	8.8%

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		First Quarter 2021
		Reported	Acquisition-Related Charges & Other[1]	Normalized[3]
	Gross profit	$1,564.3	$5.2	$1,569.5
	% of Net Sales	37.3%		37.4%
	Selling, general and administrative	852.9	(20.0)	832.9
	% of Net Sales	20.3%		19.8%
	Operating profit	711.4	25.2	736.6
	% of Net Sales	16.9%		17.6%
	Earnings before income taxes and equity interest	604.5	30.0	634.5
	Income taxes	119.5	7.4	126.9
	Share of net earnings of equity method investment	1.8	0.2	2.0
	Net earnings attributable to common shareowners	478.0	22.8	500.8
	Diluted earnings per share of common stock	$2.98	$0.15	$3.13

[1]	Acquisition-related and other charges relate primarily to functional transformation initiatives and facility-related costs.

		First Quarter 2020
		Reported	Acquisition-Related Charges & Other[2]	Normalized[3]
	Gross profit	$1,023.1	$9.1	$1,032.2
	% of Net Sales	32.7%		33.0%
	Selling, general and administrative	748.5	(29.8)	718.7
	% of Net Sales	23.9%		23.0%
	Operating profit	274.6	38.9	313.5
	% of Net Sales	8.8%		10.0%
	Earnings before income taxes and equity interest	146.2	61.7	207.9
	Income taxes	12.9	13.1	26.0
	Share of net (losses) earnings of equity method investment	(0.2)	1.0	0.8
	Net earnings attributable to common shareowners	133.2	49.6	182.8
	Diluted earnings per share of common stock	$0.88	$0.32	$1.20

[2]	Acquisition-related charges and other relates primarily to inventory step-up, deal costs, Security business transformation and margin resiliency initiatives.
[3]	The normalized 2021 and 2020 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s profit and earnings results aside from the material impact of the acquisition-related charges and other items.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		First Quarter 2021
		Reported	Acquisition-Related and Other Charges[1]	Normalized[3]
	SEGMENT PROFIT
	Tools & Storage	$651.3	$4.2	$655.5
	Industrial	101.2	3.6	104.8
	Security	34.6	5.8	40.4
	Segment Profit	787.1	13.6	800.7
	Corporate Overhead	(75.7)	11.6	(64.1)
	Total	$711.4	$25.2	$736.6
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	21.3%		21.4%
	Industrial	15.4%		15.9%
	Security	7.3%		8.5%
	Segment Profit	18.8%		19.1%
	Corporate Overhead	(1.8)%		(1.5)%
	Total	16.9%		17.6%

[1]	Acquisition-related and other charges relate primarily to functional transformation initiatives and facility-related costs.

		First Quarter 2020
		Reported	Acquisition-Related and Other Charges[2]	Normalized[3]
	SEGMENT PROFIT
	Tools & Storage	$234.8	$3.1	$237.9
	Industrial	67.8	10.4	78.2
	Security	20.9	13.9	34.8
	Segment Profit	323.5	27.4	350.9
	Corporate Overhead	(48.9)	11.5	(37.4)
	Total	$274.6	$38.9	$313.5
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	11.3%		11.5%
	Industrial	11.5%		13.2%
	Security	4.5%		7.4%
	Segment Profit	10.3%		11.2%
	Corporate Overhead	(1.6)%		(1.2)%
	Total	8.8%		10.0%

[2]	Acquisition-related and other charges relate primarily to inventory step-up, Security business transformation and margin resiliency initiatives.
[3]	The normalized 2021 and 2020 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company's segment profit results aside from the material impact of the acquisition-related and other charges.